UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2008

                           FIRST MERCHANTS CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17071                                                   35-1544218
(Commission File Number)                       (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                           47305-2814
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule-14a-12 under the Exchange Act (17 CFR 240.14a-12)

_    Pre-commencement   communications   pursuant  to  Rule-14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

_    Pre-commencement   communications   pursuant  to  Rule-13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     (a) On October 28, 2008, the Board of Directors of First Merchants Corporation amended Article V, Section 1 of the Corporation's Bylaws to provide for: (i) ten (10) Directors rather than the previous eleven
          (11) and (ii) three (3) Class III Directors rather than the previous four (4). The amendment eliminated a vacancy which had previously existed on the First Merchants Corporation Board of Directors.

Item 9.01. Financial Statements and Exhibits.

     (d) (3.1) Article V, Section 1 of the Corporation's Bylaws, as amended October 28, 2008



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATE: October 29, 2008.

                                         FIRST MERCHANTS CORPORATION


                                         By: /s/ Mark K. Hardwick
                                             -------------------------
                                                 Mark K. Hardwick,
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


(3.1) Article V, Section 1 of the Corporation's Bylaws, as amended October 28, 2008

EXHIBIT 3.1

                                    ARTICLE V

                               Board of Directors

     Section 1. Election, Number and Term of Office. The business and affairs of the Corporation shall be managed in accordance with the Act under the direction of a Board consisting of ten (10) Directors, to be elected by the holders of the shares of stock entitled by the Articles of Incorporation to elect Directors. The number of Directors may be changed by amendment of this Section by a two-thirds (2/3) vote of the Board of Directors.

     The Directors shall be divided into three (3) classes as nearly equal in number as possible, all Directors to serve three (3) year terms except as provided in the third paragraph of this Section. One class shall be elected at each annual meeting of the shareholders, by the holders of the shares of stock entitled by the Articles of Incorporation to elect Directors. Unless the number of Directors is changed by amendment of this Section, Classes I and III shall each have three (3) Directors, and Class II shall have four (4) Directors. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     No person shall serve as a Director subsequent to the annual meeting of shareholders following the end of the calendar year in which such person attains the age of seventy (70) years. The term of a Director shall expire as of the annual meeting following which the Director is no longer eligible to serve under the provisions of this paragraph, even if fewer than three (3) years have elapsed since the commencement of the Director's term.

     Except in the case of earlier resignation, removal or death, all Directors shall hold office until their respective successors are chosen and qualified.

     The provisions of this Section of the Bylaws may not be changed or amended except by a two-thirds (2/3) vote of the Board of Directors.